                                               DIRECTORS' POWER OF ATTORNEY                                     Exhibit 24

KNOW ALL MEN BY THESE  PRESENTS,  That each of the undersigned  Directors of Protective Life and Annuity  Insurance
Company , an Alabama  corporation,  ("Company")  by his
execution  hereof or upon an  identical  counterpart  hereof,  does hereby  constitute  and appoint  John D. Johns,
Deborah J. Long,  Nancy Kane, or Jerry W. DeFoor,  and each or any of them,  his true and lawful  attorneys-in-fact and agents,  for him and in his name,  place and stead,  to execute and sign the 1999 Annual Report on Form 10-K to be filed by the Company with the Securities and Exchange  Commission,  pursuant to the provisions of the Securities
Exchange Act of 1934 and,  further,  to execute and sign any and all amendments to such Annual Report,  and to file same,  with all  exhibits  and  schedules  thereto  and all  other  documents  in  connection  therewith,  with the
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and  authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises,  as fully to all intents and purposes as the undersigned  might or could do in person,  hereby  ratifying and confirming all the acts of said  attorneys-in-fact  and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

IN  WITNESS WHEREOF,  each of the undersigned has hereunto set his hand and seal this 21st day of February, 2000.

WITNESS TO ALL SIGNATURES:

/s/ Jerry W. DeFoor                                        /s/ R. Stephen Briggs
    ---------------                                            ------------------
    Jerry W. Defoor                                            R. Stephen Briggs

                                               DIRECTORS' POWER OF ATTORNEY

KNOW ALL MEN BY THESE  PRESENTS,  That each of the undersigned  Directors of Protective Life and Annuity  Insurance
Company,  an Alabama  corporation,  ("Company")  by his
execution  hereof or upon an  identical  counterpart  hereof,  does hereby  constitute  and appoint  John D. Johns,
Deborah J. Long,  Nancy Kane, or Jerry W. DeFoor,  and each or any of them,  his true and lawful  attorneys-in-fact and agents,  for him and in his name,  place and stead,  to execute and sign the 1999 Annual Report on Form 10-K to be filed by the Company with the Securities and Exchange  Commission,  pursuant to the provisions of the Securities
Exchange Act of 1934 and,  further,  to execute and sign any and all amendments to such Annual Report,  and to file same,  with all  exhibits  and  schedules  thereto  and all  other  documents  in  connection  therewith,  with the
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and  authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises,  as fully to all intents and purposes as the undersigned  might or could do in person,  hereby  ratifying and confirming all the acts of said  attorneys-in-fact  and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

IN  WITNESS WHEREOF,  each of the undersigned has hereunto set his hand and seal this 21st day of February, 2000.

WITNESS TO ALL SIGNATURES:

/s/ Jerry W. DeFoor                                        /s/ Jim E. Massengale
    ---------------                                            ------------------
    Jerry W. Defoor                                            Jim E. Massengale

                                               DIRECTORS' POWER OF ATTORNEY

KNOW ALL MEN BY THESE  PRESENTS,  That each of the undersigned  Directors of Protective Life and Annuity  Insurance
Company,  an Alabama  corporation,  ("Company")  by his
execution  hereof or upon an  identical  counterpart  hereof,  does hereby  constitute  and appoint  John D. Johns,
Deborah J. Long,  Nancy Kane, or Jerry W. DeFoor,  and each or any of them,  his true and lawful  attorneys-in-fact and agents,  for him and in his name,  place and stead,  to execute and sign the 1999 Annual Report on Form 10-K to be filed by the Company with the Securities and Exchange  Commission,  pursuant to the provisions of the Securities
Exchange Act of 1934 and,  further,  to execute and sign any and all amendments to such Annual Report,  and to file same,  with all  exhibits  and  schedules  thereto  and all  other  documents  in  connection  therewith,  with the
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and  authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises,  as fully to all intents and purposes as the undersigned  might or could do in person,  hereby  ratifying and confirming all the acts of said  attorneys-in-fact  and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

IN  WITNESS WHEREOF,  each of the undersigned has hereunto set his hand and seal this 21st day of February, 2000.

WITNESS TO ALL SIGNATURES:

/s/ Jerry W. DeFoor                                        /s/ A.S. Williams III
    ---------------                                            ------------------
    Jerry W. Defoor                                            A.S. Williams III

                                               DIRECTORS' POWER OF ATTORNEY

KNOW ALL MEN BY THESE  PRESENTS,  That each of the undersigned  Directors of Protective Life and Annuity  Insurance
Company,  an Alabama  corporation,  ("Company")  by his
execution  hereof or upon an  identical  counterpart  hereof,  does hereby  constitute  and appoint  John D. Johns,
Deborah J. Long,  Nancy Kane, or Jerry W. DeFoor,  and each or any of them,  his true and lawful  attorneys-in-fact and agents,  for him and in his name,  place and stead,  to execute and sign the 1999 Annual Report on Form 10-K to be filed by the Company with the Securities and Exchange  Commission,  pursuant to the provisions of the Securities
Exchange Act of 1934 and,  further,  to execute and sign any and all amendments to such Annual Report,  and to file same,  with all  exhibits  and  schedules  thereto  and all  other  documents  in  connection  therewith,  with the
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and  authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises,  as fully to all intents and purposes as the undersigned  might or could do in person,  hereby  ratifying and confirming all the acts of said  attorneys-in-fact  and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

IN  WITNESS WHEREOF,  each of the undersigned has hereunto set her hand and seal this 21st day of February, 2000.

WITNESS TO ALL SIGNATURES:

/s/ Jerry W. DeFoor                                        /s/ Carolyn King
    ---------------                                            ------------------
    Jerry W. Defoor                                            Carolyn King

                                               DIRECTORS' POWER OF ATTORNEY

KNOW ALL MEN BY THESE  PRESENTS,  That each of the undersigned  Directors of Protective Life and Annuity  Insurance
Company,  an Alabama  corporation,  ("Company")  by his
execution  hereof or upon an  identical  counterpart  hereof,  does hereby  constitute  and appoint  John D. Johns,
Deborah J. Long,  Nancy Kane, or Jerry W. DeFoor,  and each or any of them,  his true and lawful  attorneys-in-fact and agents,  for him and in his name,  place and stead,  to execute and sign the 1999 Annual Report on Form 10-K to be filed by the Company with the Securities and Exchange  Commission,  pursuant to the provisions of the Securities
Exchange Act of 1934 and,  further,  to execute and sign any and all amendments to such Annual Report,  and to file same,  with all  exhibits  and  schedules  thereto  and all  other  documents  in  connection  therewith,  with the
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and  authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises,  as fully to all intents and purposes as the undersigned  might or could do in person,  hereby  ratifying and confirming all the acts of said  attorneys-in-fact  and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

IN  WITNESS WHEREOF,  each of the undersigned has hereunto set her hand and seal this 21st day of February, 2000.

WITNESS TO ALL SIGNATURES:

/s/ Jerry W. DeFoor                                        /s/ Deborah J. Long
    ---------------                                            ------------------
    Jerry W. Defoor                                            Deborah J. Long

                                               DIRECTORS' POWER OF ATTORNEY

KNOW ALL MEN BY THESE  PRESENTS,  That each of the undersigned  Directors of Protective Life and Annuity  Insurance
Company,  an Alabama  corporation,  ("Company")  by his
execution  hereof or upon an  identical  counterpart  hereof,  does hereby  constitute  and appoint  John D. Johns,
Deborah J. Long,  Nancy Kane, or Jerry W. DeFoor,  and each or any of them,  his true and lawful  attorneys-in-fact and agents,  for him and in his name,  place and stead,  to execute and sign the 1999 Annual Report on Form 10-K to be filed by the Company with the Securities and Exchange  Commission,  pursuant to the provisions of the Securities
Exchange Act of 1934 and,  further,  to execute and sign any and all amendments to such Annual Report,  and to file same,  with all  exhibits  and  schedules  thereto  and all  other  documents  in  connection  therewith,  with the
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and  authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises,  as fully to all intents and purposes as the undersigned  might or could do in person,  hereby  ratifying and confirming all the acts of said  attorneys-in-fact  and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

IN  WITNESS WHEREOF,  each of the undersigned has hereunto set his hand and seal this 21st day of February, 2000.

WITNESS TO ALL SIGNATURES:

/s/ Jerry W. DeFoor                                        /s/ Steven A. Schultz
    ---------------                                            ------------------
    Jerry W. Defoor                                            Steven A. Schultz

                                               DIRECTORS' POWER OF ATTORNEY

KNOW ALL MEN BY THESE  PRESENTS,  That each of the undersigned  Directors of Protective Life and Annuity  Insurance
Company,  an Alabama  corporation,  ("Company")  by his
execution  hereof or upon an  identical  counterpart  hereof,  does hereby  constitute  and appoint  John D. Johns,
Deborah J. Long,  Nancy Kane, or Jerry W. DeFoor,  and each or any of them,  his true and lawful  attorneys-in-fact and agents,  for him and in his name,  place and stead,  to execute and sign the 1999 Annual Report on Form 10-K to be filed by the Company with the Securities and Exchange  Commission,  pursuant to the provisions of the Securities
Exchange Act of 1934 and,  further,  to execute and sign any and all amendments to such Annual Report,  and to file same,  with all  exhibits  and  schedules  thereto  and all  other  documents  in  connection  therewith,  with the
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and  authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises,  as fully to all intents and purposes as the undersigned  might or could do in person,  hereby  ratifying and confirming all the acts of said  attorneys-in-fact  and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

IN  WITNESS WHEREOF,  each of the undersigned has hereunto set his hand and seal this 21st day of February, 2000.

WITNESS TO ALL SIGNATURES:

/s/ Jerry W. DeFoor                                        /s/ Wayne E. Stuenkel
    ---------------                                            ------------------
    Jerry W. Defoor                                            Wayne E. Stuenkel

                                               DIRECTORS' POWER OF ATTORNEY

KNOW ALL MEN BY THESE  PRESENTS,  That each of the undersigned  Directors of Protective Life and Annuity  Insurance
Company ,  an Alabama  corporation,  ("Company")  by his
execution  hereof or upon an  identical  counterpart  hereof,  does hereby  constitute  and appoint  John D. Johns,
Deborah J. Long,  Nancy Kane, or Jerry W. DeFoor,  and each or any of them,  his true and lawful  attorneys-in-fact and agents,  for him and in his name,  place and stead,  to execute and sign the 1999 Annual Report on Form 10-K to be filed by the Company with the Securities and Exchange  Commission,  pursuant to the provisions of the Securities
Exchange Act of 1934 and,  further,  to execute and sign any and all amendments to such Annual Report,  and to file same,  with all  exhibits  and  schedules  thereto  and all  other  documents  in  connection  therewith,  with the
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and  authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises,  as fully to all intents and purposes as the undersigned  might or could do in person,  hereby  ratifying and confirming all the acts of said  attorneys-in-fact  and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

IN  WITNESS WHEREOF,  each of the undersigned has hereunto set his hand and seal this 21st day of February, 2000.

WITNESS TO ALL SIGNATURES:

/s/ Jerry W. DeFoor                                        /s/ Danny L. Bentley
    ---------------                                            ------------------
    Jerry W. Defoor                                            Danny L. Bentley

                                               DIRECTORS' POWER OF ATTORNEY

KNOW ALL MEN BY THESE  PRESENTS,  That each of the undersigned  Directors of Protective Life and Annuity  Insurance
Company  ,  an Alabama  corporation,  ("Company")  by his
execution  hereof or upon an  identical  counterpart  hereof,  does hereby  constitute  and appoint  John D. Johns,
Deborah J. Long,  Nancy Kane, or Jerry W. DeFoor,  and each or any of them,  his true and lawful  attorneys-in-fact and agents,  for him and in his name,  place and stead,  to execute and sign the 1999 Annual Report on Form 10-K to be filed by the Company with the Securities and Exchange  Commission,  pursuant to the provisions of the Securities
Exchange Act of 1934 and,  further,  to execute and sign any and all amendments to such Annual Report,  and to file same,  with all  exhibits  and  schedules  thereto  and all  other  documents  in  connection  therewith,  with the
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and  authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises,  as fully to all intents and purposes as the undersigned  might or could do in person,  hereby  ratifying and confirming all the acts of said  attorneys-in-fact  and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

IN  WITNESS WHEREOF,  each of the undersigned has hereunto set his hand and seal this 21st day of February, 2000.

WITNESS TO ALL SIGNATURES:

/s/ Jerry W. DeFoor                                        /s/ Richard J. Bielen
    ---------------                                            ------------------
    Jerry W. Defoor                                            Richard J. Bielen

                                               DIRECTORS' POWER OF ATTORNEY

KNOW ALL MEN BY THESE  PRESENTS,  That each of the undersigned  Directors of Protective Life and Annuity  Insurance
Company  an Alabama  corporation,  ("Company")  by his
execution  hereof or upon an  identical  counterpart  hereof,  does hereby  constitute  and appoint  John D. Johns,
Deborah J. Long,  Nancy Kane, or Jerry W. DeFoor,  and each or any of them,  his true and lawful  attorneys-in-fact and agents,  for him and in his name,  place and stead,  to execute and sign the 1999 Annual Report on Form 10-K to be filed by the Company with the Securities and Exchange  Commission,  pursuant to the provisions of the Securities
Exchange Act of 1934 and,  further,  to execute and sign any and all amendments to such Annual Report,  and to file same,  with all  exhibits  and  schedules  thereto  and all  other  documents  in  connection  therewith,  with the
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and  authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises,  as fully to all intents and purposes as the undersigned  might or could do in person,  hereby  ratifying and confirming all the acts of said  attorneys-in-fact  and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

IN  WITNESS WHEREOF,  each of the undersigned has hereunto set his hand and seal this 21st day of February, 2000.

WITNESS TO ALL SIGNATURES:

/s/ Jerry W. DeFoor                                        /s/ T. Davis Keyes
    ---------------                                            ------------------
    Jerry W. Defoor                                            T. Davis Keyes